Exhibit 10.13

AMENDMENT NO. 2 AND WAIVER

TO

CREDIT AGREEMENT OF AMERICAN APPAREL, INC.

AMENDMENT NO. 2 AND WAIVER (this “Amendment”), dated as of November 9, 2007, to the Credit Agreement, dated as of January 18, 2007 (as amended by Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc., dated as of July 2, 2007, the “Credit Agreement”), among American Apparel, Inc., a California corporation (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors and the Lender are party to the Credit Agreement;

WHEREAS, Borrower has notified Lender that (i) the Borrower breached Section 6.01 (Indebtedness and Other Obligations) and Section 6.08 (Transactions with Affiliates) of the Credit Agreement by guaranteeing Indebtedness of certain of its Foreign Subsidiaries with respect to certain Capital Lease Obligations of such Foreign Subsidiaries prior to September 30, 2007, as more fully described on Exhibit A hereto (the “September 30 Capital Lease Default”), (ii) the Borrower breached Section 6.08 (Transactions with Affiliates) of the Credit Agreement by guaranteeing Indebtedness of certain of its Foreign Subsidiaries with respect to certain real property leases entered into by such Foreign Subsidiaries prior to September 30, 2007, as more fully described on Exhibit A hereto (the “September 30 Real Property Lease Default”), (iii) the Borrower breached Section 6.08 (Transactions with Affiliates) of the Credit Agreement by assigning $4,000,000 of the proceeds of a certain life insurance policy on the life of Dov Charney to a lender of its Canadian Affiliate and by paying the premiums associated with such policy, as more fully described on Exhibit B hereto (the “September 30 Life Insurance Assignment Default” and, together with the September 30 Capital Lease Default and the September 30 Real Property Lease Default, collectively, the “September 30 Specified Events of Default”), (iv) the Borrower breached Section 6.01 (Indebtedness and Other Obligations) and Section 6.08 (Transactions with Affiliates) of the Credit Agreement by guaranteeing Indebtedness of certain of its Foreign Subsidiaries with respect to certain Capital Lease Obligations of such Foreign Subsidiaries, as more fully described on Exhibit A hereto (the “November Capital Lease Default”), and (v) the Borrower breached Section 6.08 (Transactions with Affiliates) of the Credit Agreement by guaranteeing Indebtedness of certain of its Foreign Subsidiaries with respect to certain real property leases entered into by such Foreign Subsidiaries, as more fully described on Exhibit A hereto (the “November Real Property Lease Default” and, together with the November Capital Lease Default, collectively, the “November Specified Events of Default” and, together with the September 30 Specified Events of Default, collectively, the “Specified Events of Default”);

WHEREAS, the Borrower has requested that the Lender waive the Specified Events of Default and further amend the Credit Agreement as set forth herein; and

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, to waive the Specified Events of Default and to further amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lender waives (i) the September 30 Specified Events of Default as of September 30, 2007 and (ii) the November Specified Events of Default as of the date hereof; provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2. Amendments to the Credit Agreement

Effective as of September 30, 2007 and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) The definition of “Permitted Investments” is hereby amended by deleting the word “and” at the end of clause (i) and further inserting after clause (j) the following new clauses (k) and (l) as follows:

(k) Investments constituting transactions described in clause (a) of Section 6.08 not to exceed $10,000,000 at any time; and

(l) Investments described in clauses (b), (c) and (d) of SECTION 6.08; provided that Investments described in clause (c) of SECTION 6.08 permitted hereby shall not exceed $35,000,000 in the aggregate per Fiscal Year;

(b) Amendments to Schedules

(i) Schedule 1.02(b) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.02(b) attached as Exhibit C hereto.

(ii) Schedule 6.04 to the Credit Agreement is hereby replaced in its entirety with Schedule 6.04 attached as Exhibit D hereto.

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

Section 3. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Guarantor and the Lender, and dated the Amendment Effective Date, in form and substance satisfactory to the Lender.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 4 (Representations and Warranties) below are true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Default Under Existing First Lien Credit Agreement. No default or event of default shall exist with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 4. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, withoutlimitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 11. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL, INC., as Borrower

By:	/s/ Sang Ho Lim
	Name:	Sang Ho Lim
	Title:	Secretary

SOF INVESTMENTS, L.P.- PRIVATE IV, as Lender

By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager & General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 2]

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	Secretary

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	Secretary

KCL Knitting, LLC, as Facility Guarantor

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	Secretary

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	Secretary

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2]